UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2011 (December 27, 2011)

NEW JERSEY RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		07719
(Address of principal executive offices)		(Zip Code)

(732) 938-1480

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2011, New Jersey Resources Corporation (the “Company”) entered into (i) performance share award agreements with performance criteria based upon the Company’s net financial earnings (“NFE”) growth with each of the named executive officers, (ii) deferred stock retention award agreements, with Mr. Laurence M. Downes, Mr. Glenn C. Lockwood, Mr. Kathleen T. Ellis and Mr. Stephen D. Westhoven and (iii) a restricted stock award agreement with Ms. Mariellen Dugan, all pursuant to the Company’s 2007 Stock Award and Incentive Plan.

The NFE growth-based performance share awards vest, if at all, based upon the Company’s cumulative compound NFE per share growth rate over the thirty-six month period beginning on October 1, 2011, and ending on September 30, 2014. In the case of either performance share award, if performance does not meet the minimum threshold level, no shares will vest. The earned performance shares will be delivered to participants at the end of the performance period, upon the determination of the Leadership Development and Compensation Committee of the Company’s Board of Directors that the performance objectives have been met.

The deferred stock retention awards consist of deferred stock units. Each deferred stock unit equals one share of our Common Stock and will accrue dividends. The deferred stock retention awards will become payable in full in shares of our Common Stock on October 15, 2014, provided that the named executive officer complies with certain covenants, including a non-competition restriction.

A copy of the form of the NFE-based Performance Share Award Agreement and the Deferred Stock Retention Award Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively and incorporated herein by reference.

The restricted stock awarded by the Company to Ms. Dugan will vest on October 15, 2014. The form of award agreement for the restricted stock award is incorporated by reference to Exhibit 10.20 to the Company’s Form 10-Q filed on February 6, 2009, as amended.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 10.1	Form of 2007 Stock Award Incentive Plan Performance Shares Agreement (NFE Compound Growth Rate)

Exhibit 10.2	Form of 2007 Stock Award Incentive Plan Deferred Stock Retention Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2011

NEW JERSEY RESOURCES CORPORATION

By:	/s/ Glenn C. Lockwood
Glenn C. Lockwood
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Form of 2007 Stock Award and Incentive Plan Performance Shares Agreement (NFE Compound Growth Rate)

10.2	Form of 2007 Stock Award and Incentive Plan Deferred Stock Retention Award Agreement